BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                    COLLECTION PERIOD APRIL 1, 1997 THROUGH
                                 APRIL 30, 1997
                               DISTRIBUTION DATE
                                  MAY 15, 1997



A.  ORIGINAL DEAL PARAMETER INPUTS

(A) Total Receivable Balance                                                                    $537,526,728.62
(B) Total Certificate Balance                                                                   $537,526,728.62
(C) Class A Certificates
    (i)   Class A Percentage                                                                              95.50%
    (ii)  Original Class A Principal Balance                                                    $513,340,000.00
    (iii) Class A Pass-Through Rate                                                                        6.10%
(D) Class B Certificates
    (i)   Class B Percentage                                                                               4.50%
    (ii)  Original Class B Principal Balance                                                     $24,186,728.62
    (iii) Class B Pass-Through Rate                                                                        6.25%
(E) Servicing Fee Rate (per annum)                                                                         1.00%
(F) Weighted Average Coupon (WAC)                                                                        11.649%
(G) Weighted Average Original Maturity (WAOM)                                                             59.75
(H) Weighted Average Remaining Maturity (WAM)                                                             50.62
(I) Number of Receivables                                                                                41,508
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                         1.75%
    (ii)  Reserve Fund Initial Deposit                                                            $9,406,717.75
    (iii) Specified Reserve Balance:
          (a)  On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                       1.50%
          (c) Percent of Remaining Certificate Balance                                                     4.00%
          (d) Trigger Percent of Remaining Certificate Balance                                             9.00%


                              BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                    COLLECTION PERIOD APRIL 1, 1997 THROUGH
                                 APRIL 30, 1997
                                DISTRIBUTION DATE
                                  MAY 15, 1997






B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS

(A) Total Receivable Balance                                                                    $301,427,096.24
(B) Total Certificate Balance                                                                   $301,427,096.24
(C) Total Certificate Pool Factor                                                                     0.5607667
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                            $287,863,983.97
    (ii) Class A Certificate Pool Factor                                                              0.5607667
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                             $13,563,112.27
    (ii) Class B Certificate Pool Factor                                                              0.5607667
(F) Reserve Fund Balance                                                                          17,014,637.47
(G) Cumulative Net Losses for All Prior Periods                                                   12,787,468.24
(H) Charge-off Rate for Second Preceding Period                                                            2.77%
(I) Charge-off Rate for Preceding Period                                                                   2.90%
(J) Delinquency Percentage for Second Preceding Period                                                     1.21%
(K) Delinquency Percentage for Preceding Period                                                            1.08%
(L) Weighted Average Coupon (WAC)                                                                        11.540%
(M) Weighted Average Remaining Maturity (WAM)                                                             40.05 months
(N) Number of Receivables                                                                                29,608

C. INPUTS FROM THE MAINFRAME

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                   14,241,080.07
    (ii)  Prepayments in Full                                                                              0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                   0.00
    (iv) Other Refunds Related to Principal                                                                0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                     2,869,730.77
    (ii)  Repurchased Loan Proceeds Related to Interest                                                    0.00
(C) Weighted Average Coupon (WAC)                                                                         11.54%
(D) Weighted Average Remaining Maturity (WAM)                                                             39.26 months
(E) Remaining Number of Receivables                                                                      28,408

(F) Delinquent Receivables                                      Dollar Amount                           # Units
                                                                -------------                           -------
    (i)  30-59 Days Delinquent                                      6,145,850             2.15%             584
    (ii)  60-89 Days Delinquent                                     1,836,570             0.64%             164
    (iii) 90 Days or More Delinquent                                  950,155             0.34%              94

D. INPUTS DERIVED FROM OTHER SOURCES

(A) Reserve Fund Investment Income                                                                   111,380.65
(B) Collection Account Investment Income                                                              17,126.95
(C) Realized Losses for Collection Period:
    (i)   Charge-offs for current Collection Period - Principal                                    1,148,009.04
    (ii)  Realized Losses for Collection Period (C)(i)-(D)(i)                                      1,120,662.05
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                   27,346.99
    (ii)  Liquidation Proceeds Related to Interest                                                        21.88
    (iii) Recoveries from Prior Month Charge Offs                                                    326,462.51

                              BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                    COLLECTION PERIOD APRIL 1, 1997 THROUGH
                                 APRIL 30, 1997
                                DISTRIBUTION DATE
                                  MAY 15, 1997





E. COLLECTIONS

Interest Collections:
(A) Interest Payments Received                                                                     2,869,730.77
(B) Liquidation Proceeds Related to Interest                                                              21.88
(C) Repurchased Loan Proceeds                                                                              0.00
(D) Recoveries from Prior Month Charge Offs                                                          326,462.51
                                                                                              -----------------
(E) Interest Collections                                                                           3,196,215.16

Principal Collections:
(F) Principal Payments Received                                                                  $14,241,080.07
(G) Liquidation Proceeds Related to Principal                                                         27,346.99
(H) Other Refunds Related to Principal                                                                     0.00
                                                                                              -----------------
(I) Principal Collections                                                                         14,268,427.06

(J) Total Collections                                                                            $17,464,642.22


F. DISTRIBUTABLE AMOUNTS

(A) Servicing Fee:
    (i)   Servicing Fee                                                                             $251,189.25
    (ii)  Prior Collection Period unpaid Servicing Fees                                                    0.00
                                                                                              -----------------
    (iii)  Total Servicing Fee                                                                      $251,189.25

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                                $1,463,308.59
    (ii)  Class A prior period Interest Carryover Shortfall                                                0.00
                                                                                              -----------------
    (iii)  Class A Interest Distribution                                                          $1,463,308.59
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                                   $70,641.21
    (ii)  Class B prior period Interest Carryover Shortfall                                                0.00
                                                                                              -----------------
    (iii)  Class B Interest Distribution                                                             $70,641.21

(D) Total Certificate Interest Distribution                                                       $1,533,949.79
(E) Total Certificate Interest Distribution plus Total Servicing Fee                              $1,785,139.04


F. DISTRIBUTABLE AMOUNTS

Principal:
(F) Principal Collections                                                                        $14,268,427.06
(G) Realized Losses                                                                                1,120,662.05
                                                                                              -----------------
(H) Total Monthly Principal                                                                      $15,389,089.11

(I) Class A Certificates
    (i)   Class A Monthly Principal                                                               14,696,636.62
    (ii)  Class A prior period Principal Carryover Shortfall                                               0.00
                                                                                              -----------------
    (iii)  Class A Principal Distribution                                                         14,696,636.62
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                                  692,452.49
    (ii)  Class B prior period Principal Carryover Shortfall                                               0.00
                                                                                              -----------------
    (iii)  Class B Principal Distribution                                                            692,452.49

(K) Total Principal Distribution                                                                  15,389,089.11

(L) Total Interest and Principal Distribution Amounts                                             17,174,228.15
       plus Servicing Fee



                              BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                    COLLECTION PERIOD APRIL 1, 1997 THROUGH
                                 APRIL 30, 1997
                                DISTRIBUTION DATE
                                  MAY 15, 1997




G. DISTRIBUTIONS

(A) Total Interest Collections available to be distributed                                         3,196,215.16
(B)  Class B Percentage of Principal Collections                                                     642,026.81
(C) Servicing Fee :
    (i)   Total Servicing Fee                                                                        251,189.25
    (ii)  Servicing Fee paid                                                                         251,189.25
                                                                                              -----------------
    (iii)  Unpaid Servicing Fee                                                                            0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid                2,945,025.91
Interest:
(E) Class A Certificates
    (i)   Class A Interest Distribution                                                            1,463,308.59
    (ii)  Class A Interest Distribution paid from Interest Collections after Servicing Fee         1,463,308.59
    (iii)  Total Interest Collections available after Class A Interest Distribution paid           1,481,717.33
    (iv)  Class A Interest Distribution remaining to be paid                                               0.00
    (v)  Class A Interest Distribution paid from Class B Percentage of Principal Collections               0.00
    (vi)  Class A Interest Distribution remaining to be paid                                               0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                            0.00
    (viii) Class A Interest Carryover Shortfall                                                            0.00
    (ix)  Class A Interest Distribution paid                                                       1,463,308.59

(F) Class B Certificates
    (i)   Class B Interest Distribution                                                               70,641.21
    (ii)  Class B Interest Distribution paid from Interest Collections after Class A Interest
          Distribution                                                                                70,641.21
    (iii)  Total Interest Collections available after Class B Interest Distribution paid           1,411,076.12
    (iv)  Class B Interest Distribution remaining to be paid                                               0.00
    (v)  Class B Interest Distribution paid from Reserve Fund                                              0.00
    (vi)  Class B Interest Carryover Shortfall                                                             0.00
    (vii)  Class B Interest Distribution paid                                                         70,641.21

(G) Total Interest Paid                                                                            1,533,949.79
(H) Total Interest and Servicing Fee Paid                                                          1,785,139.04
(I) Total Interest Collections available after Servicing Fee and Class A and Class B Interest
    Distribution paid                                                                              1,411,076.12

Total Collections available to be distributed:
(J) Total Principal Collections                                                                   14,268,427.06
(K) Excess Interest                                                                                1,411,076.12
(L)  Less: Class B Percentage of Principal Collections used to pay Class A Interest Distribution           0.00
(M) Total Collections available to be distributed as principal                                    15,679,503.18

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                                          14,696,636.62
    (ii)  Class A Principal Distribution paid from total Collections available to be distributed  14,696,636.62
    (iii) Total Collections available after Class A Principal Distribution paid                      982,866.56
    (iv)  Class A Principal Distribution remaining to be paid                                              0.00
    (v)  Class A Principal Distribution paid from Reserve Fund                                             0.00
    (vi)  Class A Principal Carryover Shortfall                                                            0.00
    (vii)   Total Class A Principal Distribution paid                                             14,696,636.62

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                             692,452.49
    (ii)  Class B Principal Distribution paid from total Collections available to be distributed     692,452.49
    (iii) Total Collections available after Class B Principal Distribution paid                      290,414.07
    (iv)  Class B Principal Distribution remaining to be paid                                              0.00
    (v)  Class B Principal Distribution paid from Reserve Fund                                             0.00
    (vi)  Class B Principal Carryover Shortfall                                                            0.00
    (vii)   Total Class B Principal Distribution paid                                                692,452.49

(P)  Total Excess Cash to the Reserve Fund                                                           290,414.07


                              BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                    COLLECTION PERIOD APRIL 1, 1997 THROUGH
                                 APRIL 30, 1997
                                DISTRIBUTION DATE
                                  MAY 15, 1997



H. POOL BALANCE AND PORTFOLIO INFORMATION

                                                                Beginning                         End
                                                                of Period                      of Period
                                                             -----------------              -----------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates                     $301,427,096.24                $286,038,007.13
    (ii)   Aggregate Certificate Pool Factor                           0.5607667                      0.5321373
    (iii)  Class A Principal Balance                              287,863,983.97                 273,167,347.35
    (iv)   Class A Pool Factor                                         0.5607667                      0.5321373
    (v)    Class B Principal Balance                               13,563,112.27                  12,870,659.78
    (vi)   Class B Pool Factor                                         0.5607667                      0.5321373

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                                    11.54%                         11.54%
    (ii)  Weighted Average Remaining Maturity (WAM)                        40.05 months                   39.26 months
    (iii) Remaining Number of Receivables                                 29,608                         28,408
    (iv)  Pool Balance                                           $301,427,096.24                $286,038,007.13



I. RECONCILIATION OF RESERVE ACCOUNT

(A) Beginning Reserve Account Balance                                                             17,014,637.47
(B) Less: Draw to pay Class A Interest Distribution                                                        0.00
(C) Reserve Account Balance after draw                                                            17,014,637.47
(D) Less: Draw to pay Class B Interest Distribution                                                        0.00
(E) Reserve Account Balance after draw                                                            17,014,637.47
(F) Less: Draw to pay Class A Principal Distribution                                                       0.00
(G) Reserve Account Balance after draw                                                            17,014,637.47
(H) Less: Draw to pay Class B Principal Distribution                                                       0.00
(I) Reserve Account Balance after draw                                                            17,014,637.47
(J) Total excess Collections deposited in the Reserve Fund                                           290,414.07
(K) Additional Funding of Reserve Account                                                         10,113,801.19
                                                                                              -----------------
(L) Reserve Fund Balance                                                                          27,418,852.73
(M) Specified Reserve Account Balance                                                             25,743,420.64
(N) Reserve Account Release to Seller                                                              1,675,432.09
                                                                                              -----------------
(O) Ending Reserve Account Balance                                                                25,743,420.64
                                                                                              =================

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                    $27,346.99
    (ii)  Liquidation Proceeds Related to Interest                                                                          21.88
    (iii) Recoveries on Previously Liquidated Contracts                                                                326,462.51
(B) Realized Losses for Collection Period                                                                            1,120,662.05
(C) Charge-off Rate for Collection Period (annualized)                                                                       3.24%
(D) Cumulative Aggregate Net Losses for all Periods                                                                 13,581,667.78
(E) Delinquent Receivables
                                                                  Dollar Amount                        # Units
                                                                  -------------                        -------
    (i)   30-59 Days Delinquent                                       6,145,850             2.15%          584
    (ii)  60-89 Days Delinquent                                       1,836,570             0.64%          164
    (iii) 90 Days or More Delinquent                                    950,155             0.34%           94


                              BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                    COLLECTION PERIOD APRIL 1, 1997 THROUGH
                                 APRIL 30, 1997
                                DISTRIBUTION DATE
                                  MAY 15, 1997




K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE

(A) Charge-off Rate
    (i) Second Preceding Collection Period                    2.77%
    (ii) Preceding Collection Period                          2.90%
    (iii) Current Collection Period                           3.24%
    (iv) Three Month Average (Avg(i,ii,iii))                  2.97%

(B) Delinquency Percentages
    (i) Second Preceding Collection Period                    1.21%
    (ii) Preceding Collection Period                          1.08%
    (iii) Current Collection Period                           0.98%
    (iv) Three Month Average (Avg(i,ii,iii))                  1.09%

(C) Loss and Delinquency Trigger Indicator               Trigger was hit

                              BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                    COLLECTION PERIOD APRIL 1, 1997 THROUGH
                                 APRIL 30, 1997
                                DISTRIBUTION DATE
                                  MAY 15, 1997



L.  STATEMENT TO CERTIFICATEHOLDERS
                                                                                                                    Per $1,000 of
                                                                                                                 Original Principal
(A)  Amount of distribution allocable to principal:                                           Dollars ($)              Balance
                                                                                            -----------------   ------------------
    (i)  Class A Certificates                                                                14,696,636.62            28.6294398
    (ii) Class B Certificates                                                                   692,452.49            28.6294398

                                                                                                                    Per $1,000 of
                                                                                                                 Original Principal
(B)  Amount of distribution allocable to interest:                                            Dollars ($)              Balance
                                                                                            -----------------   ------------------
    (i)  Class A Certificates                                                                 1,463,308.59             2.8505641
    (ii) Class B Certificates                                                                    70,641.21             2.9206600

(C)  Pool Balance as of the close of business on the last day of the Collection Period     $286,038,007.13
                                                                                            ---------------

                                                                                                                    Per $1,000 of
                                                                                                                 Original Principal
(D) Amount of the Servicing Fee paid to the Servicer with respect to the related              Dollars ($)             Balance
      Collection Period                                                                      ----------------   -------------------
    (i)   Total Servicing Fee                                                                   251,189.25
    (ii)  Class A Percentage of the Servicing Fee                                               239,886.65             0.4673056
    (ii)  Class B Percentage of the Servicing Fee                                                11,302.59             0.4673056

                                                                                                                     Per $1,000 of
                                                                                                                 Original Principal
                                                                                              Dollars ($)               Balance
                                                                                            -----------------   ------------------
(E) (i)    Class A Interest Carryover Shortfall                                                       0.00             0.0000000
    (ii)   Class A Principal Carryover Shortfall                                                      0.00             0.0000000
    (iii)  Class B Interest Carryover Shortfall                                                       0.00             0.0000000
    (iv)   Class B Principal Carryover Shortfall                                                      0.00             0.0000000

    Change with respect to immediately preceding Distribution Date:
    (v)    Class A Interest Carryover Shortfall                                                       0.00             0.0000000
    (vi)   Class A Principal Carryover Shortfall                                                      0.00             0.0000000
    (vii)  Class B Interest Carryover Shortfall                                                       0.00             0.0000000
    (viii) Class B Principal Carryover Shortfall                                                      0.00             0.0000000

(F)  Pool factors for each class of certificates, after giving effect to all payments
       allocated to principal                                                                                          Pool Factor
                                                                                                                     --------------
    (i)    Class A Pool Factor                                                                                         0.5321373
    (ii)   Class B Pool Factor                                                                                         0.5321373

(G)  Amount of the aggregate Realized Losses, if any, for such Collection Period ($)         $1,120,662.05
                                                                                             --------------

(H)  Aggregate principal balance of all Receivables which were more than 60 days delinquent
       as of the close of business on the last day of the preceding Collection Period        $2,786,725.15

(I)  Amount on deposit in the Reserve Fund on such Distribution Date, after giving
      effect to distributions made on such Distribution Date                                $25,743,420.64
                                                                                            --------------

(J)  Aggregate outstanding principal balances for each class of certificates, after
      giving effect to all payments allocated to principal                                                        Principal Balance
                                                                                                                  ----------------
    (i)    Class A Principal Balance                                                                              273,167,347.35
    (ii)   Class B Principal Balance                                                                               12,870,659.78

(K)  Amount otherwise distributable to the Class B Certificateholders that
       is being distributed to the Class A Certificateholders on such Distribution Date             $0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or
      purchased by the Servicer ith respect to the Related Collection Period ($)                    $0.00
                                                                                            -------------

                              BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                     COLLECTION PERIOD APRIL 1, 1997 THROUGH
                                 APRIL 30, 1997
                                DISTRIBUTION DATE
                                  MAY 15, 1997



M. INSTRUCTIONS TO THE TRUSTEE

On the Distribution Date, make the following deposits and distributions:


(A)  Withdraw from the Collection Account and distribute to the Servicer:
      (i)   Servicing Fee                                                          $251,189.25
      (ii)  Servicing Fees retained by the Seller                                   251,189.25
                                                                                -------------
      (iii) Servicing Fees to be distributed to the Seller on the
            Distribution Date (i-ii)                                                                       $0.00
                                                                                                    --------------

(B)  Withdraw from the Collection Account and deposit in the
      Class A Distribution Account:
      (i)   for the Class A Interest Distribution                                $1,463,308.59
      (ii)  for the Class A Principal Distribution                               14,696,636.62
                                                                                -------------
      (iii) Total (i+ii)                                                                          $16,159,945.20
                                                                                                  ---------------

(C)  Withdraw from the Collection Account and deposit in the
      Class B Distribution Account:
      (i)   for the Class B Interest Distribution                                   $70,641.21
      (ii)  for the Class B Principal Distribution                                  692,452.49
                                                                                 ------------
      (iii) Total (i+ii)                                                                             $763,093.70
                                                                                                   -------------
(D)  Withdraw excess Collections from the Collection Account and deposit
      in the Reserve Fund                                                                            $290,414.07
                                                                                                   -------------

(E)  Withdraw from the Reserve Fund and deposit in the Class A Distribution Account:
      (i)   Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage of
            Principal Collections                                                                          $0.00
      (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest
            Distribution and the Class B Interest Distribution                                              0.00
                                                                                                    ------------
      (iii) Total                                                                                                        $0.00
                                                                                                                   -----------

(F)  Withdraw from the Reserve Fund and deposit in the Class B Distribution Account:
      (i)   Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the distribution of
            the Class A Interest Distribution                                                             $0.00
      (ii)  Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution, the Class
            B Interest Distribution, and the Class A Principal Distribution                                0.00
                                                                                                   -------------
      (iii) Total                                                                                                        $0.00
                                                                                                                   -----------


